                                                                      Exhibit 10

                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                CORPORATE AND ADMINISTRATIVE SERVICES AGREEMENT

     This Amendment No. 1 (the "Amendment") to that certain Second Amended and Restated Corporate and Administrative Services Agreement (the "Services Agreement") dated as of May 17, 1993 by and between WMX Technologies, Inc., a Delaware corporation ("WMX"), and Chemical Waste Management, Inc., a Delaware corporation ("CWM") is made as of June 1, 1994 by and between WMX and CWM.

                                    RECITALS

     WHEREAS, WMX and CWM desire to amend the Services Agreement to increase the maximum aggregate amount of Indebtedness from CWM to WMX which may be outstanding at any time as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows (any terms capitalized herein to have the meanings specified herein or in the Services Agreement).

                                   AGREEMENTS

     1. Modification of Services Agreement. Section 5(a) of the Services Agreement is hereby amended by replacing "$750,000,000" in the fifth line thereof with "$810,000,000".

     2. Other Provisions. Except as expressly set forth in this Amendment, all provisions of the Services Agreement in effect immediately prior to the execution and delivery of this Amendment shall remain in full force and effect in accordance with their terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                               WMX TECHNOLOGIES, INC.

                               By:          /s/ James E. Koenig
                                    ------------------------------------
                                    Senior Vice President

                               CHEMICAL WASTE MANAGEMENT, INC.

                               By:          /s/ Jerome D. Girsch
                                    ------------------------------------
                                    Executive Vice President